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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934



        Date of Report (Date of earliest event reported): APRIL 19, 2000

                          Microware Systems Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                Iowa                         0-27988             42-1073196
    ----------------------------           -----------       -------------------
    (State or other jurisdiction           (Commission        (I.R.S. Employer
          of incorporation)                File number)      Identification No.)



1500 Northwest 118th Street, Des Moines, IA                       50325-7077
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(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code: (515) 223-8000
                                                    --------------


           -----------------------------------------------------------
           Former name or former address, if changed since last report

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Item 5. OTHER EVENTS.

     On April 19, 2000, pursuant to a Securities Purchase Agreement, Microware System Corporation (the "Company") consummated a private placement of 3,500 shares of Series I 4% cumulative convertible preferred stock. In connection with the transaction, the Company received gross cash proceeds of $3.5 million. The Company has incurred various expenses in connection with this offering, including a placement agent fee of $245,000. For a more complete description of the terms of the Securities Purchase Agreement, see the Securities Purchase Agreement as Exhibit 10.1 hereto, which is incorporated by reference herein.

     Each share of preferred stock is convertible by the holder into shares of common stock at any time pursuant to a conversion formula determined by dividing
(i) the sum of $1,000 multiplied by the number of shares being converted, plus accrued and unpaid dividends thereon, by (ii) a conversion price. At the option of the investor, the conversion price is either (a) $4.8497 or (b) a price equal to the average of the two lowest closing bid prices of the common stock of the Company during the 15 trading days immediately prior the date of conversion. In addition, all outstanding shares of preferred stock must be converted by the holders into shares of the Company's common stock in the event certain conditions are met. The Company is obligated to repurchase all outstanding shares of preferred stock upon the occurrence of certain events. Under the terms of the preferred stock, the holders are entitled to receive, out of assets legally available therefor, cumulative dividends at the rate of 4% per share per annum, accruing daily and payable quarterly (whether or not declared). Such dividends may be paid at the Company's option in cash or by adding the amount thereof to the liquidation preference of the preferred stock. The Company is required to pay any accrued and unpaid dividends on the outstanding shares of preferred stock before declaring or paying any dividends for any other class or series of stock, including the common stock.

     Holders of the preferred stock have the right to vote with the holders of the common stock, combined as one class, for the election of directors and such other matters to be voted on at a meeting of the stockholders. Each share of preferred stock has one vote on such matters. In addition, the affirmative vote of holders of two-thirds of the outstanding shares of preferred stock is required for amendments or waivers to the provisions of the Company's restated and amended articles of incorporation relating to the preferred stock or any amendments which may change the rights of the holders of the preferred stock. In the event of the Company's liquidation, dissolution or winding up, the holders of the preferred stock are entitled to receive, prior and in preference to any distribution of Company assets to the holders of any other class or series of shares, $1,000 per share plus any accrued but unpaid dividends. For a more complete description of the terms of the preferred stock, see the First Articles of Amendment to the Company's Articles of Incorporation filed as Exhibit 4.1 hereto, which is incorporated by reference herein.

     In connection with the sale of the preferred stock, the Company issued to the investors options to acquire up to in the aggregate $3.0 million of common stock of the Company for $5.3116 per share. The exercise price of the options is subject to adjustment from time to time upon the occurrence of certain events such as dividends of the Company's securities, stock-splits, and certain business combinations, among other things. The options will expire one year after a registration statement filed to register the sale of the common stock underlying the option is declared effective, unless earlier terminated in accordance with the terms thereof. For a more

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complete description of the terms of the options, see the form of
Option Agreement filed as Exhibit 10.3 hereto, which are incorporated by reference herein.

     In connection with the sale of the preferred stock, the Company issued to the investors five-year warrants to acquire in the aggregate up to 87,500 shares of common stock of the Company for $5.3116 per share. The exercise price of the warrants is subject to adjustment from time to time upon the occurrence of certain events such as dividends of the Company's securities, stock-splits, and certain business combinations, among other things. For a more complete description of the terms of the warrants, see the form of Warrant Agreements filed as Exhibit 10.4 hereto, which are incorporated by reference herein.

     In connection with the sale of the preferred stock, the Company entered into a registration rights agreement with the holders of the preferred stock, option and warrants which provides that the Company file a registration statement with the Securities and Exchange Commission relating to the shares of common stock issuable upon conversion of the preferred stock and exercise of the option and warrants no later than June 2, 2000 and will use its best efforts to cause such registration statement to become effective. For a more complete description of the terms of the registration rights agreement, see the Registration Rights Agreement filed as Exhibit 10.2 hereto, which is incorporated by reference herein.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

          3.1. Composite of Restated and Amended Articles of Incorporation as of April 19, 2000.

          4.1 Articles of Amendment to the Restated and Amended Articles of Incorporation of the Company describing the terms of the 4% Series I 4% Cumulative Convertible Preferred Stock.

          10.1 Securities Purchase Agreement, dated as of April 19, 2000, between the Company and Elliott Associates, L.P. and Westgate International, L.P.

          10.2 Registration Rights Agreement, dated as of April 19, 2000, the Company and Elliott Associates, L.P. and Westgate International, L.P.

          10.3 Form of Option Agreement, dated as of April 19, 2000, issued to Elliott Associates, L.P. and Westgate International, L.P.

          10.4 From of Warrant Agreement, dated as of April 19, 2000, issued to Elliott Associates, L.P. and Westgate International, L.P.

          99.1 Press release issued April 19, 2000 relating to the transaction.

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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 3, 2000            MICROWARE SYSTEMS CORPORATION



                              By: /s/ Kenneth B. Kaplan
                                  Name: Kenneth B. Kaplan
                                  Title:  President and Chief Executive Officer

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                                  EXHIBIT INDEX


Exhibit
Number   Description of Document
-------  -----------------------
3.1.     Composite of Restated and Amended Articles of Incorporation as of April
         19, 2000.

4.1      Articles of Amendment to the Restated and Amended Articles of
         Incorporation of the Company describing the terms of the 4% cumulative convertible preferred stock.

10.1     Securities Purchase Agreement, dated as of April 19, 2000, between the
         Company and Elliott Associates, L.P. and Westgate International, L.P.

10.2 Registration Rights Agreement, dated as of April 19, 2000, the Company and Elliott Associates, L.P. and Westgate International, L.P.

10.3     Form of Option Agreement, dated as of April 19, 2000, issued to Elliott
         Associates, L.P. and Westgate International, L.P.

10.4     From of Warrant Agreement, dated as of April 19, 2000, issued to
         Elliott Associates, L.P. and Westgate International, L.P.

99.1     Press release issued April 19, 2000 relating to the transaction.

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